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                                                                   EX.99.906CERT



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Badgley Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Badgley Funds, Inc. for the year ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Badgley Funds, Inc. for the stated period.


/S/ J. KEVIN CALLAGHAN                            /S/ LISA P. GUZMAN
----------------------                            ------------------
J. Kevin Callaghan                                 Lisa P. Guzman
President, Badgley Funds, Inc.                    Treasurer, Badgley Funds, Inc.

Dated: AUGUST 8, 2005


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Badgley Funds, Inc. for purposes of the Securities Exchange Act of 1934.